                                                                   EXHIBIT 10.17



                     RESURGENS PLAZA SOUTH ASSOCIATES, L.P.

                                       AND

                              SIMIONE CENTRAL, INC.

                                    LEASE AT

                            POWERS FERRY LANDING WEST


                                Table of Contents


1.    PREMISES...........................................................................................1


2.    TERM...............................................................................................1


3.    RENTAL.............................................................................................1


4.    USE................................................................................................3


5.    INSURANCE..........................................................................................3


6.    TENANT'S ACCEPTANCE................................................................................6


7.    REPAIRS............................................................................................6


8.    NOTICE OF DAMAGE...................................................................................6


9.    INSPECTIONS........................................................................................7


10.   COMMON AREAS.......................................................................................7


11.   DEFAULT............................................................................................7


12.   REMEDIES...........................................................................................8


13.   LIABILITY.........................................................................................10


14.   NO ESTATE.........................................................................................10


15.   SERVICES..........................................................................................10


16.   ASSIGNMENT AND SUBLETTING.........................................................................12


17.   CONDEMNATION AND EMINENT DOMAIN...................................................................12


18.   ALTERATIONS AND IMPROVEMENTS......................................................................13


19.   ATTORNEY'S FEES...................................................................................14


20.   ENTIRE AGREEMENT..................................................................................14


21.   TIME OF ESSENCE...................................................................................14


22.   RULES AND REGULATIONS.............................................................................14


23.   SURRENDER OF PREMISES.............................................................................15


24.   NOTICES...........................................................................................15


25.   BROKER............................................................................................16


26.   AFFIRMATIVE WAIVERS...............................................................................16


27.   TERMS.............................................................................................17


28.   CONTROLLING LAW AND SEVERABILITY..................................................................17


29.   SUBMISSION OF LEASE...............................................................................17

30.   SPECIAL STIPULATIONS..............................................................................17


31.   SUBORDINATION AND ATTORNMENT......................................................................18


32.   ESTOPPEL CERTIFICATE AND FINANCIAL INFORMATION....................................................18


33.   PARKING...........................................................................................19



EXHIBIT A - FLOOR PLANS
EXHIBIT B - RULES AND REGULATIONS
EXHIBIT C - SPECIAL STIPULATIONS
EXHIBIT D - JANITORIAL SPECIFICATIONS
EXHIBIT E - NON-DISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT F - CERTIFICATE OF ESTOPPEL

                            POWERS FERRY LANDING WEST

                                      LEASE



         THIS OFFICE LEASE (this "Lease"), made this 18th day of December, 1996, by and between, RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia limited partnership ("Landlord") and SIMIONE CENTRAL, INC., a Georgia corporation, whose principal place of business is 6600 Powers Ferry Road, Suite 300, Atlanta, Georgia 30339, ("Tenant").

         1. PREMISES: Landlord, for and in consideration of the rents, covenants, agreements and stipulations herein contained to be paid, kept and performed by Tenant, has leased and rented, and by these presents does lease and rent, unto Tenant and Tenant hereby leases, upon the terms and conditions set forth herein, the Premises (also termed the "Leased Premises") located on the first, second and third floors of that certain office building ("the Building") situated on that certain tract of land ("the Land") located at 6600 Powers Ferry Road, Atlanta, Georgia 30339. The Premises are more particularly shown on the building floor plans annexed hereto as Exhibit "A" by this reference made a part hereof. The total net rentable area of the Premises is deemed to be 55,553 net rentable square feet (49,162 usable square feet). Effective March 1, 2001, the area of the Premises shall become and be a total of 64,324 net rentable square feet (56,924 usable square feet).

         2. TERM: The term of this lease (the "Term" or "Lease Term") shall be for a period of sixty (60) months beginning on January 1, 1998 (the "Commencement Date") and shall end on December 31, 2002 (the "Expiration Date") unless sooner terminated as hereinafter set forth.

         3. RENTAL:

                  (a) Tenant shall and hereby agrees to pay to Landlord in advance, without demand, deduction or set-off, annual rental of Eight Hundred Forty-Nine Thousand Nine Hundred Sixty and 90/100 Dollars ($849,960.90) ("Base Rental") in equal monthly installments of Seventy Thousand Eight Hundred Thirty and 00/100 Dollars ($70,830.00) on the first day of each month commencing with the month of the Commencement Date. Base Rental and "Additional Rental" (as hereinafter defined), are hereinafter together collectively called "Rental."

                  (b) Base Rental and "Additional Rental" (as hereinafter defined) for any other fractional month shall be prorated in the same manner. Base Rental and Additional Rental are herein collectively called "Rental."

                  (c) At each anniversary of the Commencement Date, during the Term of this Lease, the then current Base Rental shall be increased by four percent (4%). Adjustments in the Base Rental shall be made as of each and every anniversary of the Commencement Date. Landlord shall, on or before the date when the increase in Base Rental is due, furnish Tenant a statement reflecting the adjustment of the Base Rental, which shall then remain in effect until the next adjustment is made. Within ten (10) days following receipt of Landlord's statement for each such adjustment, Tenant shall pay such increase in the Base Rental as has accrued from the anniversary of the Commencement Date during the period of the preparation of the statement.

                  (d) Tenant shall pay promptly when due all license, franchise, and other fees or charges imposed on the business conducted by Tenant at the Premises and shall pay all taxes levied or assessed upon Tenant's personal property located at the Premises or upon improvements (whether classified as personalty or realty) to the Premises made by Tenant or by Landlord at Tenant's request. (Excluding improvements contemplated in this Lease). If some of the improvements that Tenant is to pay taxes on are jointly assessed or taxed with Landlord's improvements on the Building, Landlord shall determine that portion of the taxes attributable to the improvements for which Tenant is responsible. Following Landlord's determination, Landlord shall notify Tenant in writing and Tenant shall pay Tenant shall pay Tenant's portion to Landlord on or before the date specified in Landlord's notice. Within five (5) days of Landlord's request, Tenant agrees to deliver to Landlord receipted tax bills showing payment of all



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


taxes required to be paid by Tenant hereunder. If Tenant fails to pay, either thirty (30) days prior to delinquency, or, if applicable, when specified in Landlord's notice, any taxes described above that are or may become a lien against the Premises, Landlord shall have the right, but not the obligation, to pay such taxes, together with associated fines, penalties and interest. Tenant agrees to immediately reimburse to Landlord, as "Additional Rental", the amount paid by Landlord, with interest from the date of Landlord's payment of same at a rate of 18% per annum.

                  (e) Tenant recognizes that late payment of any Rental will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult to ascertain. Tenant therefore agrees that if Rental or any other sum due hereunder from Tenant to Landlord remains unpaid ten
(10) days after said amount is due, as set forth in Sections 3(c) and Section 3(d) hereof, the amount of such unpaid Rental or other sum shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to five percent (5%) of the amount of Base Rental and/or Additional Rental or other sum then due which shall be added to the Base Rental and/or Additional Rental or other sum them due and shall be immediately due and payable.

         4. USE: The Premises shall be used as general office space in connection with the operation of the Tenant's business and for no other purpose whatsoever. Tenant shall, at its own cost and expense, procure and maintain each and every permit, license, certificate or other authorization required in connection with the lawful and proper use of the Premises by Tenant.

         5. INSURANCE: Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, and during the Term of this Lease or any renewal thereof, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:


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

                  (a) Tenant shall keep in full force and effect Comprehensive General Liability Insurance including Blanket Contractual, Personal Injury, Broad Form Property Damage, Products Liability, Completed Operations, Fire, Legal Liability, and Owned, Non-owned and Hired automobile coverages, naming Landlord and Tenant, and any designee of Landlord, as co-insureds or additional insureds as the case may be, with minimum limits of $1,000,000 combined single limit for property damage and bodily injury per occurrence for any and all claims for injury or damage to persons or property or for the loss of life or of property occurring upon, in or about the Premises and the public portions of the Building used by Tenant, its employees, agents, contractors, customers, customers, and invitees. Tenant shall deposit a policy or policies of such insurance, or an approved certificate thereof issued by duly authorized agents of the carriers in question, with Landlord, at least ten (10) days before the Commencement Date and each renewal of same and at least thirty (30) days prior to the expiration of any existing policies. All such policies must provide that Landlord and any additional insureds be provided with thirty (30) days prior written notice of cancellation, reduction, or material change by the insurer.

                  (b) Tenant shall keep in full force and effect All Risk insurance including sprinkler leakage and flood and earthquake (if flood and earthquake exposure exists) and vandalism and malicious mischief on a 100% replacement cost basis covering all contents, fixtures and improvements and such other portions of the Premises which Landlord is not responsible for restoring. Tenant shall deposit a policy or policies of such insurance, or an approved certificate thereof with Landlord, providing Landlord with thirty (30) days notice of cancellation, reduction, or material change by the insurer.

                  (c) Tenant shall keep in full force and effect Workers' Compensation insurance as required by law and Employer's Liability coverage for a minimum of $100,000 per occurrence.

                  (d) Tenant covenants to comply with any and all rules and regulations applicable to the Premises issued by the Board of Fire Underwriters, or by any other body



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

hereinafter constituted exercising similar functions, and of insurance companies writing policies covering the Premises. Tenant shall pay all costs, expenses, claims, fines, penalties and damages imposed because of failure of Tenant to comply with this Paragraph 5(d) and agrees to indemnify Landlord from all liability with reference thereto. Tenant shall, at its own cost and expense, procure and maintain each and every permit, license, certificate or other authorization and any renewals, extensions or continuances of the same required in connection with lawful and proper use of the Premises for Tenant's business. Tenant agrees to pay any increase in the amount of insurance premiums over and above the rate now in force that may be caused by Tenant's use or occupancy of the Premises. This payment shall be in addition to any amounts due Landlord pursuant to other provisions in this Lease.

                  (e) Carrying the prescribed insurance will in no way be construed as either a limitation or satisfaction of any hold harmless or indemnity agreements contained in this Lease.

                  (f) Landlord and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the Building and/or the Premises a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. So long as both Landlord's and Tenant's policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each release the other from liability for loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which either (i) to procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in Tenant's case, in the proportion which the rentable area of the Premises bears to the area covered by the insurance policy of Landlord in question).

         6. TENANT'S ACCEPTANCE: By taking possession thereof, Tenant shall be conclusively deemed to have accepted the Premises in their "as is" condition as of the Commencement Date and as suited for the use intended by Tenant as set forth in Paragraph 4 hereof.

         7. REPAIRS: Tenant, at its expense, shall promptly make such repairs as shall be required by reason of (a) the installation, use, misuse or operation of Tenant's property in the Premises, (b) the moving of Tenant's property in or out of the Building, and (c) the misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, licensees or contractors. Tenant, at its expense, shall replace all scratched, damaged or broken doors and glass in and about the Premises, if such scratching, damage or breakage occurs due to the willful act or gross negligence of Tenant or its licensee or invitee. Tenant shall also be responsible for all repairs, maintenance and replacement of all wall and floor coverings in the Premises, ordinary wear and tear excepted. Tenant shall also be responsible for repair or replacement of any sanitary or electrical fixtures and equipment damaged by willful act or gross negligence of Tenant, its licensee or invitee. Notwithstanding the foregoing, Landlord shall be responsible for any repairs which are required by reason of the willful or negligent acts of Landlord, its employees, agents, licensees or contractors. At the termination, for any reason, of this Lease and in addition to the obligations imposed by Paragraph 22 hereof, Tenant will surrender the Premises broom clean, in good condition and repair, ordinary wear and tear excepted, with all personal property belonging to Tenant removed. See Special Stipulation No. 1.

         8. NOTICE OF DAMAGE: Tenant shall give prompt notice to Landlord of (a) any fire or other casualty in the Premises, (b) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, or (c) any damage to or defect in any part of air conditioning, elevator or other systems located in or passing through the Premises or any part thereof. Landlord shall have no repair obligations whatsoever absent such notice.

         9. INSPECTIONS: Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchases or tenants, to inspect the Premises to see that Tenant is complying with all obligations of Tenant hereunder, and to make repairs required of Landlord under the terms hereof or repairs or modifications to any adjoining space. Tenant shall not change the locks on any entrance to the Premises without Landlord's prior written consent.

         10. COMMON AREAS: So long as Tenant is not in default hereunder, Tenant shall have the nonexclusive right to the use of the Common Areas (as hereinafter defined) of the Building upon such conditions, rules and regulations as Landlord shall from time to time to make. As used in this Lease, the term "Common Areas" shall refer to all of the Building's core corridors, passageways, entrances, elevators and any space adjacent to the Premises used for shafts, pipes, conduits, electric or other utilities, the grounds, the parking deck, drive-ways and loading dock facilities.

         11. DEFAULT: The occurrence of any of the following shall constitute an event of default ("Event of Default"):

                  (a) Any part or portion of Rental is not received by Landlord within ten (10) days of the date same is due hereunder;

                  (b) An attempt by Tenant to assign this Lease or sublet the Premises in contravention of the provisions hereof;

                  (c) The Premises are abandoned or vacated (unless as a result of fire or other casualty) even though Lessee continues to pay Rental;

                  (d) Tenant, or any guarantor of Tenant's obligations under this Lease, makes an assignment for the benefit of creditors, or files a voluntary petition under any bankruptcy or insolvency law;

                  (e) An involuntary petition is filed against Tenant or such guarantor under any bankruptcy or insolvency law, and such petition is not dismissed within ninety (90) days after the date of such filing;

                  (f) Failure of Tenant, whether by action or inaction, to perform any of its obligations under any other Lease from Landlord or any affiliate thereof with respect to any other space; or

                  (g) Failure of Tenant, whether by action or inaction, to perform any of its obligations hereunder (other than as set forth in items (a) -
(f) above) and such failure is not remedied within fifteen (15) days of written notice from Landlord specifying the nature of such failure.

         12. REMEDIES: Upon the occurrence of an Event of Default, Landlord may invoke any of the following remedies, in addition to, or in lieu of, any and all remedies available to Landlord under the laws of the State of Georgia;

                  (a) Landlord may terminate this Lease. Upon termination, Tenant shall immediately surrender the Premises to Landlord. If tenant fails to do so, Landlord may, without prejudice to any other remedy Landlord may have either by law or under this Lease, enter upon the Premises and remove or expel Tenant and Tenant's personal property with or without force and without being liable to Tenant in any manner whatsoever for damages therefor. Upon termination, Tenant shall pay to Landlord (but not on lieu of any other damages to which Landlord may be entitled), the unamortized cost of all work performed on the Premises by Landlord in preparing the Premises for occupancy by Tenant.

                  (b) Landlord may enter the Premises and remove Tenant and its personal property, by force if necessary, without being liable to Tenant in any manner whatsoever for such acts, and may relet the Premises as agent of Tenant and receive such rent therefor. In no event however, shall Landlord be liable in any way whatsoever for its



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

failure or refusal to relet the Premises or any part thereof. Tenant shall remain liable to Landlord for any deficiency which may arise by reason of such reletting but shall not be entitled to any surplus so arising, except for any surplus remaining at the end of the stated Term hereof.

         If this Lease is terminated by Landlord, Tenant shall pay to Landlord as additional damages (and not in lieu of any other damages to which Landlord may be entitled), the unamortized cost of all work performed on the Premises by Landlord in preparing the Premises for occupancy by Tenant and at the election of Landlord:

                  (i) a sum which represents the then excess, if any, of (A) the aggregate amount of the Rental due and reserved hereunder from the date of Tenant's default to the Expiration Date of the fully stated Term hereof over (B) the aggregate rental value of the Premises for the same period as reduced by the estimated cost of reletting the Premises, including attorney's fees, commissions, alterations and repair costs; or

                  (ii) sums equal to the Rental which would have been payable by Tenant had this Lease not been so terminated, or had Landlord not so re-entered the Premises; payable upon the due dates therefor specified herein, provided, however, that if Landlord shall relet the Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting, the expenses incurred or paid by Landlord in terminating this Lease and/or in re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Premises for new tenants, brokers' commissions, legal fees, and all other expenses chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the remaining Term of this Lease; but in no event shall Tenant be entitled to a credit for any net rents from a reletting, except to the extent set forth hereinabove.

         If Landlord shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy as amended (the "Bankruptcy Code"), then Tenant or any trustee for Tenant agrees promptly, within no more than fifteen (15) days upon request by Landlord to the Bankruptcy Court, to assume or reject this Lease. In such event, Tenant or any trustee of Tenant may assume this Lease only if it (i) cures or provides adequate assurance that the trustee will promptly cure any default hereunder, and (ii) compensates or provides adequate assurance that Tenant will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's default. See Special Stipulation No. 2.

         13. LIABILITY: Neither Landlord nor any of its partners or affiliates, individual, corporate or other, shall have any personal liability with respect to its obligations under this Lease. Tenant agrees to look solely to Landlord's interest in the Building and Land for satisfaction of Tenant's remedies.

         14. NO ESTATE: This Lease shall create the relationship of landlord and tenant between the parties. No estate shall pass out of Landlord, and Tenant shall have only a usufruct which is not subject to levy and sale.

         15. SERVICES: So long as Tenant is not in default hereunder, Landlord shall provide the following services to the Premises:

                  (a) Landlord shall provide routine janitorial services to the Premises;

                  (b) Landlord shall furnish electrical service for the lighting of the Premises to building standard light level produced by building standard fluorescent lighting fixtures and lamps provided by Landlord and for usual and normal small office machines and equipment utilizing 110 volt current; and



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

                  (c) Landlord shall furnish seasonable air conditioning and heating from 8:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturdays, national holidays excepted.

         Landlord reserves the right to prohibit the installation of additional lighting fixtures, heat generating equipment, data processing machines, etc., unless and until arrangements acceptable to Landlord are made by Tenant to install supplementary air conditioning equipment on the Premises at Tenant's cost and expense. The costs of maintaining and repairing such additional lighting, equipment, machines and supplementary air conditioning equipment shall be paid by Tenant directly to the applicable servicing company and the costs of operating such equipment shall be paid as Additional Rental by Tenant with the monthly installations of Base Rental due hereunder at such reasonable rates as are established by Landlord.

         Should Tenant desire either heating air conditioning at times when such services are not furnished by Landlord under the terms of this Lease, Landlord may, but shall not be required to, furnish such services as requested by Tenant, at Tenant's expense and at such hourly charge as is from time to time determined by Landlord. Landlord shall not be liable for any damages directly or indirectly resulting from the interruption or curtailment of services referred to in this Paragraph 15 nor for the interruption in use of any equipment in connection with the furnishing of such services. Landlord reserves the right, in addition to Landlord's other rights and remedies hereunder and at law or in equity, to discontinue furnishing said services upon five (5) days written notice so long as Tenant shall be and remain in default hereunder.

         16. ASSIGNMENT AND SUBLETTING:

                  (a) Tenant shall not sublet the Premises or any part thereof nor assign, mortgage, pledge or encumber this Lease or any interest therein, without the prior written consent of Landlord, which consent Landlord may refuse, withhold, delay and/or condition in its sole and absolute discretion.



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

                  (b) Any transfer of effective control of Tenant or any other transfer of this Lease from Tenant by merger, consolidation, liquidation by operation of law or otherwise without the prior written consent of Landlord shall be deemed a violation of this Paragraph 16. Tenant shall not permit any business to be operated in or from the Premises by any concessionaire or licensee without the prior written consent of Landlord.

                  (c) Any consent by Landlord to any assignment or subletting, or to the operation by a concessionaire or licensee, shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting, or operation by a concessionaire of licensee. See Special Stipulation No. 4.

         17. CONDEMNATION AND EMINENT DOMAIN: In the event the whole or any part of the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, or acquired by private purchase in lieu of condemnation, this Lease shall terminate from the date when the possession of the part so taken shall be required for such use or purpose, and the entire amount of the condemnation award attributable to such taking or condemnation shall be paid to Landlord. Tenant shall have no right in and to such award or any portion thereof, such right, if any, being hereby expressly waived by Tenant.
See Special Stipulation No. 6.

         18. ALTERATIONS AND IMPROVEMENTS:

                  (a) Tenant shall make no alterations, additions or improvements to any part of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld. Landlord may impose those conditions to its consent that Landlord deems appropriate, including, without limitation, a requirement that a contractor or workman of Landlord's choice perform all work required in connection with such alteration, addition, or improvement and that, prior to the commencement of any work, Tenant pay all anticipated costs to Landlord for later disbursement to said contractor. All alterations, additions, or improvements (or any part of them), whether



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

temporary or permanent in nature (except only movable office furniture or equipment) shall, at the option of Landlord, become the property of Landlord without compensation to Tenant, and be surrendered with the Premises at the expiration or termination of this Lease. Notwithstanding any of the foregoing, Landlord may require Tenant to remove such alterations or additions (or any part of them) at the termination of this Lease. Tenant agrees to indemnify and hold Landlord and the Premises fee from any liability, claim, lien, encumbrance or judgement created or suffered in connection with any labor, services, or materials relating to such alterations, additions or improvements. Tenant shall require all contractors, subcontractors, materials suppliers rendering services or materials to the Premises, to furnish to Landlord prior to entering the Premises a waiver and release of all liens and privileges that may exist or arise for work done, all labor performed, and all materials furnished under any contract. In the event that any such waiver and release is not furnished as required, Landlord shall have the right to order the immediate cessation of any work being performed in the Premises by such contractors or material suppliers. Notwithstanding anything hereinabove to the contrary, Tenant shall have no obligation to remove any of the alterations or improvements constructed as a part of the initial Tenant improvements and Tenant shall not be required to remove any future leasehold improvements in the premises unless Landlord notifies Tenant in writing at the time Landlord approves the plans for such leasehold improvement, that some or all of such improvements will have to be removed upon the expiration of this Lease or any renewal thereof.

                  (b) Tenant shall neither cut, drill into, disfigure, deface or injure any part of the Building, nor obstruct or permit any obstruction, alteration, addition, improvement, or installation in the Premises or the Building without first obtaining the written consent of the Landlord.

         19. ATTORNEY'S FEES: Tenant agrees to pay all reasonable attorney's fees and expenses Landlord incurs in enforcing any of the obligations of Tenant under this Lease, or in any litigation or negotiation in which Landlord shall, without its fault, become involved through or on account of this Lease. These provisions shall survive the termination of this Lease.
See Special Stipulation No. 7.

         20. ENTIRE AGREEMENT: This Lease contains the entire agreement of the parties and no representations or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

         21. TIME OF ESSENCE: Time is of the essence of Tenant's obligations under this Lease.

         22. RULES AND REGULATIONS: The Rules and Regulations attached hereto as Exhibit "B" shall be and are hereby made a part of this Lease. Tenant, its officers, partners, employees and agents, will perform and abide by said Rules and Regulations, and any amendments, modifications, additions or substitutions to said Rules and Regulations as may be made from time to time by Landlord.

         23. SURRENDER OF PREMISES: Upon termination of this Lease for any reason whatsoever, Tenant shall surrender the Premises and keys thereof to Landlord broom clean and in the same condition as on the Commencement Date, natural wear and tear only excepted, with all personal property of Tenant removed therefrom, subject to the provisions of Paragraph 18. If Tenant fails to remove any personalty from the Premises upon the termination of this Lease, Landlord may dispose of or store the same at its election without liability to Tenant for loss thereof and Tenant shall be liable to Landlord for the expense of such removal, disposal and/or storage. Should Tenant refuse or fail to surrender the premises upon the expiration of the Lease Term or earlier termination thereof, Tenant shall be a tenant at sufferance and shall pay to Landlord on



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

demand each month a sum equal to double the Base and Additional Rental due hereunder during such holdover period; provided, however, that there shall be no renewal of this Lease by operation of law.

         24. NOTICES: Any notice, demand, consent, authorization or other communication (collectively, a "Notice") which either party is required or may desire to give to or make upon the other party pursuant to this Lease shall be effective and valid only if in writing, signed by the party giving such Notice, and hand-delivered (upon an officer, general partner or officer of a general partner of the other party if such party is not an individual) to the other party or sent by registered or certified mail of the United States Postal Service, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to Notice may be Notice to the other specify):

To Tenant:

Simione Central, Inc.
6600 Powers Ferry Road
Suite 300
Atlanta, Georgia 30339

To Landlord:                                         With Copy To:

Resurgens Plaza South Associates, L.P.      General Electric Capital Corp.
2929 Lenox Road                             One Georgia Center
Atlanta, Georgia 30324                      600 West Peachtree Street, Ste. 900
                                            Atlanta, Georgia 30308
                                            Attn:  Mr. Paul F. Martin

         Unless otherwise specified, all notices shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after the same is deposited with the United States Postal Service.

         25. BROKER: Tenant represents and warrants that, except for Brantley Real Estate Company, Inc., no broker, agent, commission salesman or other person has represented Tenant in the negotiations for the procurement of this Lease and that, other than the commission payable to the said broker or agent, no commission, fee or compensation of any kind is due and payable in connection herewith to any other person or entity acting on Tenant's behalf. Tenant and Landlord hereby acknowledge that the payment of a commission to the foregoing broker in connection with the Lease is and



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

shall be the sole responsibility of Landlord, and that said commission shall be paid by Landlord to the said in accordance with the terms of a separate agreement to be entered into by and between Landlord and Brantley Real Estate Company, Inc. Tenant and Landlord also acknowledge that American Resurgens Management Corp. has acted as agent solely for Landlord in this transaction and is to be compensated solely by Landlord for its services in connection therewith in accordance with a separate agreement with Landlord. American Resurgens Management Corp. has not acted as agent for Tenant in connection with this transaction.

         26. AFFIRMATIVE WAIVERS: Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other or any manner whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use occupancy of the Premises, including any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Tenant shall not interpose any counterclaim in any action or proceeding for nonpayment of Base Rental and/or Additional Rental, other than a compulsory counterclaim.

         27. TERMS: "Landlord" as used in this Lease shall include Landlord, its representatives, assigns and successors in title to the Premises. "Tenant" shall include Tenant, its representatives, and if this Lease shall be validly assigned or sublet, shall also include Tenant's assignees or sub-lessees, as to the Premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties, and any other necessary grammatical changes required to express singular, plural, male, female or neuter as applicable shall be assumed in each case to be fully expressed. The use of the terms "hereof", "hereunder", "hereinabove" and "herein" shall refer to this Lease as a whole, inclusive of the Exhibits, except when specifically noted otherwise.

         28. CONTROLLING LAW AND SEVERABILITY: The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this



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

Lease. Should any term, covenant, or provision of this Lease of the application thereof be to any extent invalid or unenforceable, the remainder of this Lease or the application of such provision to circumstances other than those to which it is held invalid or unenforceable shall not be affected.

         29. SUBMISSION OF LEASE: The submission of this Lease to Tenant for examination does not constitute an offer to lease, and this Lease shall be effective only upon its complete execution by both Landlord and Tenant. Execution of this Lease by Tenant and delivery of this Lease to Landlord for its execution shall constitute an offer to lease to Landlord.

         30. SPECIAL STIPULATIONS: Insofar as the Special Stipulations attached hereto as Exhibit "C: and by this reference made a part hereof conflict with any of the foregoing provisions of this document (including all Exhibits), the Special Stipulations shall control.

         31. SUBORDINATION AND ATTORNMENT: This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all leases of the entire Building and/or the Land now or hereafter existing and to all security deeds which may now or hereafter affect the Land and/or the Building and to all renewals, modifications, replacements and extensions of such leases and such security deeds. While this Paragraph 31 is self-operative and no further instrument of subordination is necessary, Tenant shall at any time or times, execute, acknowledge or deliver to Landlord or any successor to the title or interest of Landlord any and all instruments requested by either of them to evidence such subordination at the request of Landlord or any successor to the title or interest of Landlord, and Tenant shall promptly execute, acknowledge and deliver any and all instruments necessary to evidence such attornment. Without in any way limiting or varying the foregoing, Landlord, Tenant and the current Lender as to the Building and Land shall enter into that certain "Non-Disturbance and Attornment Agreement" in the form and format shown as Exhibit "E" hereto.



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

         32. ESTOPPEL CERTIFICATE AND FINANCIAL INFORMATION: Tenant agrees within fifteen (15) days following request by Landlord:

                  (a) to execute and deliver to Landlord any documents (including an Estoppel Certificate in the form set out as Exhibit "F" to this Lease) certifying: (i) that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification(s) and that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any; (ii) whether any renewal or expansion options contained in the Special Stipulations have been exercised;
(iii) the amount of any security deposit held by Landlord; (iv) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or specifying such defaults if they are claimed); and (v) such other matters as may be reasonably requested by Landlord evidencing the status of this Lease;

                  (b) to execute and deliver to Landlord the Tenant's written consent to any assignment by Landlord of this Lease, said assignment being subject to Tenant's rights and obligations under this Lease.

         Tenant's failure to deliver a Certificate of Estoppel, the form substantially as set out at Exhibit "F" hereto, within such time shall be conclusive upon Tenant that: (i) this Lease is in full force and effect without modification except as may be represented by Landlord; (ii) to Tenant's knowledge, there are no uncured defaults in Landlord's performance; and (iii) no Rental has been paid in advance except as set forth in this Lease.

         33. PARKING:

                  (a) Tenant shall have the non-exclusive privilege, in common with other occupants of the Building, to park vehicles in the parking area provided by Landlord for use by Tenant, its employees, agents, invitees and licensees; subject, however, to the rights given to other tenants of the Building, and subject to the Rules and Regulations propounded by Landlord from time to time.

                  (b) Landlord reserves the right, at any time and from time to time, to close temporarily all or any portions of the parking area when in Landlord's reasonable judgment any such closing is necessary or desirable (i) to make repairs or changes or to effect construction, (ii) to prevent the acquisition of public rights in such area, (iii) to discourage unauthorized parking, or (iv) to protect or preserve natural persons or property. Landlord may do such other acts in and to the parking area as in its judgment may be desirable to improve or maintain same.

                  (c) Tenant agrees that it, any subtenant or licensee and their respective officers, employees, contractors and agents will park their automobiles and other vehicles only where and as permitted by Landlord. Tenant will, if and when so requested by Landlord, furnish Landlord with the license numbers of any vehicles of Tenant, any subtenant or licensee and their respective officers, employees, contractors and agents. Landlord may remove, at Tenant's expense, any vehicles which are parked or abandoned in violation of the Rules and Regulations propounded by Landlord from time to time.

         IN WITNESS WHEREOF, the parties herein have hereunto set their respective hands, the day and year first above written.

                                    LANDLORD:

                                    RESURGENS PLAZA SOUTH ASSOCIATES, L.P.,
                                    A Georgia Limited Partnership

                                    By: RESURGENS PLAZA SOUTH, LTD.,
                                             A Georgia Limited Partnership

                                    By: RESURGENS - AHE, L.P.,
                                             A Georgia Limited Partnership,
                                             its sole general partner

WITNESS/ATTEST:                     By: RESURGENS PLAZA - AHE, INC.,
                                             A Georgia Corporation,
/s/ unintelligible                           Its sole general partner
-----------------------



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


                                    By: /s/ James L. McMahan
                                        --------------------------
                                        James L. McMahan

                                        Its: President

                                        (CORPORATE SEAL)

ESTATE EQUITIES, INC.

By: /s/ Paul F. Martin
    ---------------------------
     Paul F. Martin
     Authorized Signatory

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